

Glacier Bancorp, Inc.
Montana, Idaho, Utah, Washington, Wyoming, Colorado & Arizona

Glacier Bancorp, Inc.

Acquisition of

Heritage Bank of Nevada

April 3, 2019

Forward-Looking Statements

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the Company's plans, objectives, expectations and intentions that are not historical facts, and other statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "should," "projects," "seeks," "estimates," or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are based on current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results (express or implied) or other expectations in the forward-looking statements, including those set forth in this presentation: 1) the risks associated with lending and potential adverse changes of the credit quality of loans in the Company's portfolio; 2) changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System or the Federal Reserve Board, which could adversely affect the Company's net interest income and profitability; 3) legislative or regulatory changes, including increased banking and consumer protection regulation that adversely affect the Company's business; 4) ability to complete pending or prospective future acquisitions, limit certain sources of revenue, or increase cost of operations; 5) costs or difficulties related to the completion and integration of acquisitions; 6) the goodwill the Company has recorded in connection with acquisitions could become impaired, which may have an adverse impact on earnings and capital; 7) reduced demand for banking products and services; 8) the reputation of banks and the financial services industry could deteriorate, which could adversely affect the Company's ability to obtain (and maintain) customers; 9) competition among financial institutions in the Company's markets may increase significantly; 10) the risks presented by continued public stock market volatility, which could adversely affect the market price of the Company's common stock and the ability to raise additional capital or grow the Company through acquisitions; 11) the projected business and profitability of an expansion or the opening of a new branch could be lower than expected; 12) consolidation in the financial services industry in the Company's markets resulting in the creation of larger financial institutions which may have greater resources could change the competitive landscape; 13) dependence on the CEO, the senior management team and the Presidents of Bank divisions; 14) potential interruption or breach in security of the Company's systems and technological changes which could expose us to new risks (e.g., cybersecurity), fraud or system failures; 15) natural disasters, including fires, floods, earthquakes, and other unexpected events; 16) the Company's success in managing risks involved in the foregoing; and 17) the effects of any reputational damage to the Company resulting from any of the foregoing. Please take into account that forward-looking statements speak only as of the date of this presentation. Given the described uncertainties and risks, the Company cannot guarantee its future performance or results of operations and you should not place undue reliance on these forward-looking statements. The Company does not undertake any obligation to publicly correct, revise, or update any forward-looking statement if it later becomes aware that actual results are likely to differ materially from those expressed in such forward-looking statement, except as required under federal securities laws.

Transaction Overview

- Glacier Bancorp, Inc. will acquire Heritage Bancorp ("Heritage"), the bank holding company for Heritage Bank of Nevada ("Heritage Bank"), a community bank based in Reno, Nevada
  - Largest community bank headquartered in Nevada and the only community bank headquartered in Northern Nevada
  - $830 million in assets as of December 31, 2018
  - Premier Northern Nevada banking franchise with 7 full-service branches in Reno, Carson City, Gardnerville and Sparks
  - Consistently one of the highest performing banks in the U.S. over the past decade – LTM ROAA of 2.31% for the 12 months ended December 31, 2018
  - Represents Glacier's 22nd acquisition since 2000 and its 11th announced transaction in the past six years

- Pricing metrics, deal structure, and conservative assumptions reflective of Glacier's consistent, disciplined approach to acquisitions
  - Low execution risk – very little cost savings assumed

- Heritage shareholders will receive 4.00 shares of GBCI stock and $12.00 per share in cash
  - Based on the closing price of $41.19 for Glacier shares on April 3, 2019, the transaction would result in an aggregate value of $240.7 million, inclusive of consideration to Heritage optionholders [(1)]

- Rare opportunity to acquire a high performing community bank in Nevada
  - Tremendous scarcity value – the largest community bank headquartered in Nevada and the only community bank in Northern Nevada
  - Branch network in key Northern Nevada markets – average deposits of over $100 million per branch
  - Dominant market position in Reno, the second most populous metropolitan area in Nevada, and one of the strongest growth markets in the country
  - Proven, stable, sticky, low cost core funding – 39% non-interest bearing deposits and 28 basis point cost of deposits

- Heritage Bank of Nevada will become Glacier's 16th bank division

(1) Based on 1,194,677 shares outstanding and 228,842 options outstanding with a weighted average strike price of $47.77 as of March 25, 2019

Strategic Rationale

- Acquisition consistent with Glacier's long-term strategy of buying good banks in good markets with good people
  - Exceptionally managed bank with leading profitability, top notch deposit base and pristine asset quality
  - Excellent cultural fit
- Glacier enters Nevada – a key growth state in its Western U.S. geographic footprint
- Unique opportunity to enter the Northern Nevada market with scale to operate effectively and efficiently
- Proven ability to perform through multiple economic cycles





North Cascades Bank
Glacier Bank
First Security Bank
First Bank of Montana
Mountain West Bank
First Security Bank
Valley Bank
Western Security Bank
Citizens Community Bank
First Bank
Heritage Bank of Nevada
First State Bank
Collegiate Peaks Bank
*
First National Bank
Bank of the San Juans
Foothills Bank
WA
MT
ID
WY
NV
UT
CO
AZ

* Acquisition pending, expected to close in the second quarter of 2019

Heritage Operating Markets

Nevada	▪ Nevada is one of the fastest growing states in the country and expected to continue to outpace national trends ▪ Growth has been broad-based with expansion in clean energy, technology and professional services along with tourism and construction ▪ Population growth in Nevada from 2010-2019 was twice the national average ▪ Growth in the state is expected to continue, with projections calling for 6.9% population growth and a 9.0% increase in household income through 2024
Washoe County / Reno MSA	▪ Washoe County, part of the Reno MSA, is the second most populous, and fastest growing county in Nevada ▪ Region is experiencing significant growth as a data center tech hub with Apple, Google and Switch building facilities ▪ Home to the Tahoe Reno Industrial Complex, the largest industrial park in North America, which includes Tesla's Gigafactory, designed to be the largest factory in the world ▪ Experienced 11.7% population growth from 2010-2019 and is expected to grow 6.4% through 2024 ▪ Current median household income at $64,113 is above both the state and national average and is expected to increase 11.6% from 2019 to 2024
Carson City and Gardnerville Ranchos MSAs	▪ Heritage has branch locations in nearby Carson City, the state capital, and Gardnerville Ranchos ▪ Located in northwestern Nevada and bordered by Lake Tahoe, Gardnerville Ranchos is a prime tourist location with outdoor activities and gaming attractions

	Heritage Market Presence (1)				
MSA	Number of Branches	Deposits $000	Market Rank	Total Population 2019	Median HH Income
Reno	5	$563,491	6	475,085	$64,113
Carson City	1	75,655	7	55,002	50,725
Gardnerville Ranchos	1	75,332	5	48,752	66,399
Nevada	**7**	**$714,478**	**9**	**3,075,507**	**$59,826**

Source: S&P Global Market Intelligence

(1) Per FDIC data as of June 30, 2018

Reno is a Unique and Diverse Growth Market

➢ Reno has Transformed Significantly in the Last Decade

- ✓ Ranked one of the Top 10 Best Places to Live
- ✓ Named one of the best cities for mid-career professionals
- ✓ University of Nevada, Reno's Schools of Medicine, Engineering & Business are ranked among the world's best by US News and World Report

➢ Low-Cost and Tax-Friendly

- ✓ Cost of living is 5.8% lower than the national average
- ✓ No personal income tax, No corporate income tax, No franchise tax, No inventory tax

➢ Emerging High-Tech Hub

- ✓ Ranked #1 most populous & highest startup-density for its MSA class size by the Kauffman Foundation
- ✓ Several startup funds based in the Reno metro area, including Reno Angels, Sierra Angels, Battle Born Ventures, and the Reno Accelerator Fund
- ✓ Close proximity to the Bay Area has made Reno a hotspot for tech companies' relocation, given the high quality of life, low cost of living and advantageous tax setup

➢ Established Shipping Point and Staging Area for West Coast Shipping of Goods

- ✓ 53 daily departures to 15 direct destinations, including 7-8 flights to the Bay Area each day
- ✓ 20% of the country can be reached in 1 day through major shipping carriers
- ✓ Union Pacific Railroad and a number of trucking and airline carriers make it possible to ship from Reno to 80% of the 11 western states on a next-day basis

➢ Solid Foundation for the Future

- ✓ Over $30 million dollars of City and $1 billion dollars in private/other public investment has been made in downtown Reno to modernize and beautify infrastructure and facilities
- ✓ Approximately 44,000 new jobs added in the last 5 years, with 2018 seeing 29 companies move/expand into the area, including 15 headquarter relocations
- ✓ The Reno metro area was ranked No. 1 nationwide for job growth by Milken's Institute's 2018 Best-Performing Cities list

Demographic Highlights



14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
3.4%
3.7%
11.6%
8.8%
6.4%
3.6%
11.7%
6.6%
Unemployment rate (December 2018)
Projected Household Income Change (2019 - 2024)
Projected population change (2019 - 2024)
Historical population change (2010 - 2019)
Reno
United States

The Fortune 500's Footprint in Reno

alliancehealth, amazon, Berkshire Hathaway Energy, FedEx, Apple, Google, switch, Microsoft, Panasonic, Sierra Pacific Resources, Tesla, ThermoFisher Scientific, Walmart

Sources: S&P Global Market Intelligence; www.reno.gov; www.rgj.com; www.liveability.com; Bureau of Labor Statistics

Heritage Bank is a Consistent Strong Performer

- Heritage Bank is one of the highest performing banks in the country
- Efficient operator with robust net interest margin and great deposit base

2018 Full Year Financial Highlights		
Headquarters	Reno, NV	
Year Established	1995	
Total Assets	$829,650	
Total Loans	595,624	
Total Deposits	720,482	
Loans / Deposits	82.7	%
Cost of deposits	0.28	
ROAA	2.31	%
FTE Net Interest Margin	4.38	
Efficiency Ratio	37.2	
NPAs / Assets	0.77	%
NPAs / Assets (Ex. TDRs)	0.15	
Reserves / NPLs	120.1	%
Reserves / Loans	1.26	
TCE / TA [(1)]	12.11	%
Tier 1 Capital Ratio [(1)]	15.67	
Total Capital Ratio [(1)]	16.85	



Sparks
Fernley
Silver Springs
Truckee
Mount Rose
New Washoe City
Crystal Bay
Carson City
Lake Tahoe
Zephyr Cove
South Lake Tahoe
Yerington
Heritage Branches

Historically Strong ROAA[(2)]



1.44%
1.22%
1.20%
0.87%
0.96%
1.24%
1.66%
1.85%
1.83%
1.79%
2.31%
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018
Heritage Core ROAA
Peer Core ROAA [(3)]

Source: Heritage internal documents and S&P Global Market Intelligence; represents bank-level data unless otherwise noted

(1) Capital ratios are for Heritage Bancorp

(2) 2017 net income adjusted for $1.6 million in deferred tax asset revaluation due to tax law change

(3) Peers include nationwide, major exchange-traded banks with assets between $250 million and $1.5 billion as of December 31, 2018 and MRQ core ROAA greater than 1.25%.

GLACIER BANCORP, INC.

Solid Asset Quality Through the Cycles

NPAs (Ex. TDRs) / Total Assets (%)



6.00%
4.50%
3.00%
1.50%
0.00%
Average Since 2005
GBCI 1.42 %
Heritage Bank 0.88
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
GBCI
Heritage Bank

NCOs / Average Loans (%)



3.00%
2.00%
1.00%
0.00%
(1.00%)
Average Since 2005
GBCI 0.52 %
Heritage Bank 0.29
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
GBCI
Heritage Bank

Source: S&P Global Market Intelligence

GLACIER BANCORP, INC.

Transaction Multiples and Pro Forma Impact

Transaction Value (1)	▪ $240.7 million
Transaction Value / Tangible Book Value	▪ 239%
Transaction Value / 2018 Earnings	▪ 12.9x
Transaction Value / Forecasted 2019 Earnings	▪ 12.6x
Projected 2020 EPS Accretion (2)	▪ 1.9% / $0.05 per share
Projected 2021 EPS Accretion (2)	▪ 2.2% / $0.06 per share
TBV Per Share Dilution At Close (3)	▪ -0.6% / $-0.08 per share
TBV Per Share Payback Period *(Crossover method)*	▪ 1.3 years
Internal Rate of Return	▪ 15%+

Note: Heritage Bancorp data as of December 31, 2018 unless otherwise noted
(1) Based on GBCI closing price of $41.19 as of April 3, 2019
(2) Based on Street earnings estimates for GBCI and Heritage Bancorp management estimates
(3) Inclusive of all estimated restructuring charges

Transaction Overview and Assumptions

Transaction Value[1]	▪ $211.2 million to common shareholders ▪ $29.5 million to optionholders ▪ $240.7 million total transaction value
Consideration Mix	▪ 93% stock / 7% cash to common shareholders [1] ▪ 4.00 shares of Glacier stock and $12.00 per share in cash for each Heritage share ▪ Heritage options will be converted into GBCI options
Collars[2]	▪ Fixed Exchange Ratio with collars set between $35.19 and $50.59
Loan Mark	▪ 2.0% gross loan mark
Other Fair Value Marks	▪ Fixed asset write-up (buildings and land) of $3.7 million
Trust Preferred	▪ Trust preferred to be redeemed by Heritage prior to close
Core Deposit Intangible	▪ 2.50% of non-time deposits ▪ Amortized over 10 years using the sum-of-the-years digits methodology
Cost Savings	▪ Cost savings of 14.4% of Heritage's non-interest expense base ▪ 50% realized in 2019 and 100% thereafter
Durbin Impact	▪ Estimated reduction in Heritage's interchange income of $420 thousand due to compliance with the Durbin Amendment
Restructuring Charges[3]	▪ One-time transaction costs of approximately $12.6 million
Minimum Tangible Equity	▪ $99.1 million at closing ▪ Excess capital, net of any adjustments for Heritage's Final Transaction Related Expenses, to be paid to Heritage shareholders and optionholders prior to closing

(1) Based on GBCI closing price of $41.19 as of April 3, 2019
(2) Please refer to the Plan and Agreement of Merger for complete terms relating to stock collars and termination rights
(3) Including employment and benefits plan costs, data processing conversion costs and penalties, and combined professional and advisory fees

Concluding Observations

- Transaction creates a Nevada headquartered Glacier division well-positioned for continued growth
- Heritage Bank of Nevada continues Glacier's tradition of adding high quality community banks that fit the Glacier banking model
- Rare opportunity for partnership with the premier Reno, Nevada-based bank
  - Heritage Bank is the only bank headquartered in Reno and has the largest community bank deposit market share in the state of Nevada
  - Glacier will rank 6th in deposit market share in the Reno MSA
  - High quality strong yielding loan portfolio
  - Proven, stable, sticky, low cost core funding
  - Pristine asset quality, proven through economic cycles
- Pricing metrics, deal structure, and conservative assumptions reflective of Glacier's consistent, disciplined approach to acquisitions
- Heritage Bank of Nevada management and staff provide Glacier with Nevada lending talent, deep market knowledge, and strong customer relationships
- Transaction will further enhance Glacier's long-term track record of creating shareholder value



GLACIER BANCORP, INC.
Montana, Idaho, Utah, Washington, Wyoming, Colorado & Arizona